GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SUBSCRIPTION AGREEMENT

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  SUBSCRIBER SHOULD BE AWARE THAT SUBSCRIBER MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Guardian Technologies International, Inc.

516 Herndon Parkway

Suite A

Herndon, Virginia  20170

[For Acquisition of Class E Common Stock Purchase Warrants]

Ladies and Gentlemen:

This Subscription Agreement (this “Agreement”) sets forth the terms upon which the undersigned (the “Subscriber”) has agreed to acquire from Guardian Technologies International, Inc., a Delaware corporation (the “Company”), and the Company has agreed to issue to Subscriber, Class E Common Stock Purchase Warrants in the form attached hereto as Exhibit A (the “Warrants”) to purchase shares of common stock, $.001 par value per share (“Common Stock”), of the Company.   Accordingly, the Subscriber hereby agrees as follows:

1.

Subscription.  As more fully set forth in the Confidential Warrant Exercise Term Sheet attached hereto as Exhibit A (the “Term Sheet”), investors who exercise for cash the Company’s outstanding Series D Common Stock Purchase Warrants (“Series D Warrants”) to purchase Common Stock will be granted one (1) Warrant for each such Series D Warrant exercised.  The number of Series D Warrants held by the Subscriber, the aggregate cash proceeds to be delivered to the Company upon exercise of such Series D Warrants, and number of Warrants being issued to Subscriber pursuant hereto, are as more particularly set forth on the Signature Page hereto.

2.

Procedures.  The Subscriber acknowledges that, in order to acquire the Warrants, Subscriber must, and Subscriber does hereby, deliver to the Company:

2.1

One (1) executed counterpart of the Signature Page attached to this Agreement; and

2.2

A wire transfer of immediately available United States’ funds in favor of “Signature Bank as Escrow Agent for Guardian Technologies International, Inc.” in the amount set forth on the Signature Page representing payment in full for the exercise of the Series D Warrants in accordance with wire transfer instructions furnished to the Subscriber by the Company.

3.

Representations of Subscriber.  By executing this Agreement, the Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

3.1

The Subscriber has all requisite power and authority to enter into this Agreement and to carry out the provisions hereof.

3.2

The Subscriber represents that the Subscriber satisfies the definition of “accredited investor” as set forth in Rule 501(a) of Regulation D (“Regulation D”) under the Securities Act of 1933, as amended (the “Securities Act”) (a copy of such definition is set forth in Appendix A attached hereto).

3.3

The Subscriber understands that (i) the Warrants, and the shares of Common Stock of the Company underlying the Warrants (such shares, the “Warrant Shares;” the Warrants and Warrant Shares, the “Securities”) have not been registered under the Securities Act or any applicable state securities law; (ii) Subscriber cannot sell any Securities unless they are registered under the Securities Act and any applicable state or foreign securities laws or unless exemptions from such registration requirements are available, (iii) a legend will be placed on the certificates evidencing the Securities stating that the Securities have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sales thereof, (iv) the Company will place stop transfer instructions against the Securities, and (v) the Company has no obligation to register the Securities or assist the Subscriber in obtaining an exemption from the various registration requirements except as set forth herein.

3.4

The Subscriber (i) is acquiring the Securities solely for the Subscriber's own account for investment purposes only and not with a view toward resale or distribution, either in whole or in part; (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Securities, to any other person; and (iii) agrees not to sell, assign, encumber or transfer all or any part of the Securities (except a transfer upon bankruptcy) until such securities are subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from any such registration is available as evidenced by an opinion of counsel acceptable to the Company to the effect that such transfer or assignment (i) may be effected without registration of the Securities under the Securities Act; and (ii) does not violate any applicable Federal or state securities laws.

3.5

The Subscriber represents that the Company has made available to Subscriber all information which Subscriber deemed material to making an informed investment decision in connection with its acquisition of the Securities. The Subscriber acknowledges that the Subscriber has received and carefully read in their entirety (i) this Subscription Agreement, and all information necessary to verify the accuracy and completeness of the Company's representations, warranties and covenants made herein; (ii) the Term Sheet; (iii) the form of Class E Common Stock Purchase Warrant Agreement attached hereto as Exhibit B; (iv) the Company’s annual report on Form 10-K for the year ended December 31, 2006, the Company’s quarterly report for the quarter ended March 31, 2007, and the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 13, 2007, as amended; and (v) written (or verbal) answers to all questions the Subscriber submitted to the Company regarding an investment in the Company; and the Subscriber has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum or prospectus.  The Subscriber acknowledges that the Company has made available to the Subscriber the opportunity to ask questions of, and receive answers from the Company, its officers, directors and other persons acting on its behalf, including Michael W. Trudnak, Chief Executive Officer of the Company, Mr. William J. Donovan, President and Chief Operating Officer of the Company, 516 Herndon Parkway, Herndon, Virginia 20170, concerning the terms and conditions of the Subscriber’s acquisition and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to the Subscriber.  The Subscriber represents that no statement, printed material or inducement was given or made by the Company or anyone on its behalf which is contrary to the information disclosed to the Subscriber.

3.6

The Subscriber is in a position regarding the Company, which, based upon economic bargaining power, enabled and enables the Subscriber to obtain information from the Company in order to evaluate the merits and risks of this acquisition.

3.7

The Subscriber understands that an acquisition of the Securities involves substantial risks and Subscriber recognizes and understands the risks relating to the purchase of the Securities.

3.8

The Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company.

3.9

The Subscriber understands that (i) the offering contemplated hereby has not been reviewed by any Federal, state or other governmental body or agency; (ii) if required by the laws or regulations of said state(s) or other jurisdiction the offering contemplated hereby will be submitted to the appropriate authorities of such state(s) or other jurisdiction for registration or exemption therefrom; and (iii) subscription documents used in connection with this offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Warrants for investment.

3.10

The Subscriber is aware no market exists for the Warrants and that none may develop and that only a limited market exists for the Common Stock.  Subscriber has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of his entire investment.

3.11

The Subscriber (i) has no need for liquidity in its investment in the Securities; and (v) maintains its domicile (and is not a transient or temporary resident) at the address shown below.

3.12

All information that the Subscriber has provided the Company concerning the Subscriber, the Subscriber's financial position and the Subscriber's knowledge of financial and business matters is correct and complete as of the date hereof.  The Subscriber agrees that financial and other information concerning the Subscriber may be disclosed by the Company to any persons or entities that may enter into a transaction with the Company.  The Subscriber further agrees, if requested by the Company or its authorized representative, to provide bank references or other confirming information concerning the Subscriber's financial information as may be reasonably requested by the Company.

3.13

The Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which the Company is engaged and intends to engage and recognizes and understands all of the risks relating to the purchase of the Securities and has determined that an investment in the Company is consistent with the Subscriber's investment objectives and income prospects.

3.14

The Subscriber understands that the statutory basis on which such Securities are being offered, sold and/or issued to the Subscriber would not be available if the Subscriber’s present intention were to hold such securities for a fixed period of time or until the occurrence of a certain event. The Subscriber realizes that, in the view of the SEC, a purchase of such securities now, with a present intention to resell by reason of a foreseeable specific contingency or any anticipated change in the market value of such securities, or in the condition of the Company or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the Subscriber for the acquisition of such securities, and for which such securities may be pledged as a security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, constitute a purchase with an intention inconsistent with the Subscriber’s representations to the Company and the SEC would then regard such purchase as a purchase for which the exemption from registration under the Securities Act relied upon by the Company in connection herewith is not available.

3.15

The Subscriber acknowledges that the Company has the unconditional right to accept or reject this subscription, in whole or in part.  The Company will notify the Subscriber whether this subscription is accepted or rejected.  If such subscription is rejected, payment will be returned to the Subscriber.

3.16

If the Subscriber is a corporation, trust, partnership or other entity that is not a natural person, it has been formed and validly exists and has not been organized for the specific purpose of acquiring the Warrants and is not prohibited from doing so.

3.17

If the Subscriber is acquiring the Warrants in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Subscription Agreement and all other subscription documents, and such other person or entity fulfills all the requirements for acquiring the Warrants as such requirements are set forth herein, concurs in the acquisition of the Warrants and agrees to be bound by the obligations, representations, warranties and covenants contained herein.

3.18

The Subscriber recognizes that the Company may seek to raise additional operating capital through a variety of sources, and that although the Company may undertake one or more public or private offerings of its shares of Common Stock or other securities, there can be no assurance that any such offering will be made or, if made, that it will be successful.

3.19

The Subscriber agrees to maintain in confidence all information furnished to Subscriber by the Company regarding the Company.

4.

Indemnification.  The Subscriber hereby agrees to indemnify and hold harmless the Company and the Company's officers, directors, employees, attorneys, agents and affiliates from and against any and all damages, losses, costs, liabilities and expenses (including, without limitation, reasonable attorneys' fees) which they, or any of them, may incur by reason of the Subscriber's failure to fulfill any of the terms and conditions of this Agreement or by reason of the Subscriber's breach of any of his representations and warranties contained herein.  This Agreement and the representations and warranties contained herein shall be binding upon the Subscriber's heirs, executors, administrators, representatives, successors and assigns.  THE COMPANY AND THE SUBSCRIBER HAVE BEEN ADVISED THAT THE INDEMNIFICATION OF THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES IS DEEMED TO BE VOID AS AGAINST PUBLIC POLICY AND THEREBY UNENFORCEABLE IN SOME STATES.

5.

Arbitration Agreement.

5.1

The Subscriber represents, warrants and covenants that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former security holder, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company, or any security holder or any of their officers, directors, agents, attorneys, affiliates, associates, employees or controlling persons (including without limitation any controversy or claim relating to a purchase or sale of the Warrants or Warrant Shares) shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA") and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.  Any controversy or claim brought by the Company against the Subscriber, whether in his capacity as present or former security holder of the Company or against any of the Subscriber's officers, directors, agents, affiliates, associates, employees or controlling persons, shall also be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof.  In arbitration proceedings under this Section 5, the parties shall be entitled to any and all remedies that would be available in the absence of this Section 5 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable.  This Section 5 shall apply, without limitation, to actions arising in connection with the offer and sale of the Securities contemplated by this Agreement under any Federal or state securities laws.

5.2

The arbitration of any dispute pursuant to this Section 5 shall be held in New York, New York.

5.3

Notwithstanding the foregoing, in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Section 5, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

5.4

This Section 5 is intended to benefit the security holders, agents, attorneys, affiliates, associates, employees and controlling persons of the Company, each of whom shall be deemed to be a third party beneficiary of this Section 5, and each of whom may enforce this Section 5 to the full extent that the Company could do so if a controversy or claim were brought against it.

5.5

The Subscriber acknowledges that this Section 5 limits a number of the Subscriber's rights, including without limitation (i) the right to have claims resolved in a court of law and before a jury; (ii) certain discovery rights; and (iii) the right to repeal any decision.

5.6

Please note that: (i) arbitration is final and binding on the parties;  (ii) the parties are waiving their rights to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings;  (iv) the arbitrators’ award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited;  (v) the panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry; (vi) no person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (a) the class certification is denied; or (b) the class is decertified; or (c) the customer is excluded from the class by the court.  Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

6.

Registration Rights.   The Company hereby covenants and agrees as follows:

(a)

Definitions.  As used in this Section 6, the following terms shall have the meanings set forth below:

(i)

The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended ("Securities Act"), and the declaration or ordering of the effectiveness of such registration statement or document.

(ii)

The term "Registrable Securities" shall mean:  (A) the Warrant Shares; and (B) any other securities of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of the Warrant Shares referenced in (A) immediately above, excluding in all cases, however, any Registrable Securities sold to the public pursuant to a registration under the Securities Act or an applicable exemption therefrom.

(b)

Piggy-back Registration Rights.  In the event that (but without any obligation to do so) during the (5) year period following the date of issuance of the Warrants, the Company proposes to register any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-4, Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall promptly give the holder (the “Holder”) of the Registrable Securities written notice of such registration (the “Piggy-Back Notice”). Upon the written request of the Holder given within twenty (20) days after receipt of such Piggy-Back Notice from the Company, the Company shall, subject to the provisions of Subsections 6(h), 6(i) and 6(j) below, cause to be included in the registration statement filed by the Company under the Securities Act all of the Registrable Securities that the Holder has requested to be registered; provided, however, that the Company shall have no such obligation if such registration statement relates to an underwritten offering by the Company and the managing underwriter of the subject offering has expressed in writing its objection to the same to the Company.  To the extent that the Holder is offered the opportunity hereunder to include all of its Registrable Securities in a registration statement, such Holder will be deemed to have exercised its sole piggy-back registration right provided by this Subsection 6(b), unless the Holder has been denied the right to participate in such registration by the managing underwriter of the registration, pursuant to this section.

(c)

Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant hereto that the Holder, having chosen to have its Registrable Securities included for registration, shall furnish to the Company such information regarding the Holder, its Registrable Securities and the intended method of disposition of such securities as shall be required to effect the registration thereof.  In that connection, the Holder shall be required to represent to the Company that all such information which is given is complete and accurate in all material respects.  The Holder shall deliver to the Company a statement in writing from the beneficial owners of such securities that such beneficial owners bona fide intend to sell, transfer or otherwise dispose of such securities.

(d)

Definition of Expenses.

(i)

"Registration Expenses" shall mean all expenses incurred by the Company in complying with Subsections 6(b) hereof, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, "Blue Sky" fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(ii)

"Selling Expenses" shall mean all underwriting discounts, underwriters' expense allowance, and selling commissions applicable to the sale of Registrable Securities by the Holder and all fees and disbursements of any special counsel (other than the Company's regular counsel).

(e)

Expense of Registration.  All Registration Expenses incurred in connection with any registration, qualification or compliance herewith, shall be borne by the Company, and all Selling Expenses shall be borne by the Holder of the Registrable Securities, except in the case of legal fees incurred by the Holder, which shall be paid by the Holder regardless of whether the securities registered hereunder have in fact been sold.

(f)

Underwriting Requirements.  The Holder proposing to distribute its Registrable Securities through an underwriting in which the Company has proposed or is proposing to participate, shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company.  Notwithstanding any other provision of this section, at the request of the managing underwriter, the Holder shall delay the sale of the Registrable Securities which such Holder has requested to be registered under this section for the thirty (30) day period commencing with the effective date of the registration statement.  If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter.  Any Registrable Securities excluded or withdrawn from such underwriting shall not be withdrawn from such registration except at the election of the Holder.

(g)

Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this section.

(h)

Indemnification.  In the event that any Registrable Securities are included in a registration statement pursuant hereto:

(i)

To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers, directors, attorneys and partners of the Holder, any underwriter (as defined in the Securities Act) for the Holder and each person or entity, if any, that controls the Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which he may become subject under the Securities Act, the Exchange Act or other Federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):  (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the

Exchange Act or any applicable state securities law; and the Company will reimburse each such Holder, officer, director, attorney or partner, underwriter or any controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder, underwriter or controlling person; and further provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the definitive prospectus, such indemnity agreement shall not inure to the benefit of any underwriter or broker (or the benefit of any person or entity that controls such underwriter or broker), if a copy of the definitive prospectus was not sent or given to such person with or prior to the confirmation of the sale of such securities to such person or entity.

(ii)

To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, its directors, its officers, its attorneys, any person who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter (within the meaning of the Securities Act) for the Company, any person who (or entity that) controls such underwriter against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, or underwriter or controlling person (or entity) may become subject, under the Securities Act, the Exchange Act or other Federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, attorney, underwriter, or controlling person (or entity) thereof, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

(iii)

Promptly after receipt by an indemnified party under this Subsection 6(h) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 6(h), notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with reasonable fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 6(h), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 6(h).

(i)

Reports Under Exchange Act.  With a view toward making available to the Holder the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees, upon such registration, to:

(i)

use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and

(ii)

use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

(j)

Termination of the Company's Obligations.

Notwithstanding any provision hereof to the contrary, the Company shall not be required to effect any registration under the Securities Act or under any state securities laws on behalf of any Holder or Holders if, in the opinion of counsel for the Company, the offering or transfer by such Holder or Holders in the manner proposed (including without limitation, the number of shares proposed to be offered or transferred and the method of offering or transfer) is exempt from the registration requirements of the Securities Act and the securities or "Blue Sky" laws of applicable states.

(k)

Lock-Up.  If requested by the managing underwriter of an underwritten offering by the Company for cash, the Holder agrees that the Holder will not offer, sell, contract to sell, transfer, assign, hypothecate, gift, grant any option or warrant to purchase or right to acquire the Warrant or any of the Warrant Shares or other securities issuable upon exercise of the Warrant, during the twelve (12) months following the closing of such underwritten public offering, without the prior written consent of such underwriter, and the Holder will permit the Warrant and all certificates evidencing the Warrant Shares to be stamped with an appropriate restrictive legend and will cause the warrant and transfer agent for the Company to note such restrictions on the transfer books and records of the Company; and the Holder shall enter into an agreement with respect to the foregoing with the Company and any such underwriter at or before the closing of such public offering.

7.

Governing Law.  The validity and construction of this Agreement and all matters pertaining hereto are to be determined in accordance with the laws of the State of New York without reference to the conflicts of laws of that state.

8.

Execution in Counterparts.  This Agreement may be executed in one or more counterparts.

9.

Persons Bound.  This Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on the Subscriber and its successors and assigns.

10.

Notices.  Any notices or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested; or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be: if to the Subscriber, to the address and facsimile number set forth on the Signature Page hereof; if to the Company, 516 Herndon Parkway, Herndon, Virginia 20170, attention: Chief Executive Officer.

11.

Entire Agreement.  This Agreement, when accepted by the Company, and the Warrants issued pursuant hereto will constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained.  This Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto.  No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

12.

Headings.  The headings of this Agreement are for convenience of reference only and are not part of this Agreement.

13.

Assignability.  The Subscriber acknowledges that Subscriber may not assign any of Subscriber’s rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

14.

Interpretation.  When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

15.

CERTIFICATION.  THE SUBSCRIBER CERTIFIES THAT THE SUBSCRIBER HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

SUBSCRIBER SIGNATURE PAGE

The undersigned, desiring to subscribe for Class E Common Stock Purchase Warrants (the “Warrants”) of Guardian Technologies International, Inc. (the "Company"), as set forth below, acknowledges that the undersigned has received and understands the terms and conditions of the Subscription Agreement attached hereto and that the undersigned does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

(PLEASE PRINT OR TYPE)

Number of Series D Warrants Being Exercised: ______________________________________________

Cash Proceeds Delivered Upon Exercise of Series D Warrants: __________________________________

Number of Warrants Subscribed for Hereby: ________________________________________________

Exact name(s) of Subscriber(s):

__________________________________________________________

Signature of Subscriber(s)*: _____________________________________________________________

*If Subscriber is an association, corporation, partnership or trust enter the name and title of the person authorized to bind the Subscriber: _________________________________________________________

In addition, if the Subscriber is a corporation and has a corporate seal, the corporate seal should be affixed:

[SEAL]

Date: ________________________________________________________________________________

Mailing Address: ______________________________________________________________________

Telephone Numbers (include Area Code)

(___) ___-____

Facsimile Number (include Area Code)

(___) ___-____

Taxpayer Identification Number(s): ________________________________________________________

The foregoing subscription is accepted by Guardian Technologies International, Inc., this _____ day of ____________, 2007.

GUARDIAN TECHNOLOGIES, INC.

By: ___________________________________________________

Name: ________________________________________________

Title: _________________________________________________

Appendix A

INVESTOR SUITABILITY STANDARDS

An acquisition of the Warrants pursuant to the Subscription Agreement involves a high degree of risk and is suitable only for persons of substantial financial means who have no need for liquidity in their investments.  The offer, offer for sale, and sale of the Warrants is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated thereunder (“Regulation D”) or another exemption thereunder and is intended to be exempt from the registration requirements of applicable state securities laws.

Rule 501(a) of Regulation D defines an “accredited investor” as any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1)

Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2)

Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3)

Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose or acquiring the securities offered, with total assets in excess of $5,000,000;

(4)

Any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer;

(5)

Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(6)

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)

Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

(8)

Any entity in which all of the equity owners are accredited investors.

EXHIBIT A

TERM SHEET

This Confidential Warrant Exercise Term Sheet is for informational purposes only and does not constitute an indication of interest by the proposed investor or any of its affiliates to enter into, discuss or negotiate, any type of financing transaction or to purchase or sell any securities of any company.  Specifically, this Confidential Warrant Exercise Term Sheet does not constitute an offer to sell or the solicitation of an offer to buy any securities in the United States nor will there be any such sale or purchase of securities in any state of the United States in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable securities laws.

Confidential Warrant Exercise Term Sheet

Issuer:

Guardian Technologies International, Inc (“Guardian” or the “Company”)

Trading Symbol:

OTCBB: GDTI

Proceeds of Financing:

Up to 3,340,282 U.S. Dollars (the “Financing”)

Eligible Participants:

Holders (the “Investors” or “Holders”) of the Company’s outstanding Series D Common Stock Purchase Warrants (“Series D Warrants”).

Offering:

In exchange for the immediate exercise for cash of up to 100% of the Series D Warrants held by the Investor, Guardian will issue to the Investor one (1) Class E Common Stock Purchase Warrant (the “Replacement Warrant.”) for each Series D Warrant so exercised.  The Company reserves the right to terminate this offering at any time and to accept or reject a subscription for any reason or for no reason. No cashless exercise will be permitted.

Termination Date:

This offering will commence on July 6, 2007, and will terminate on or before 4:01 p.m., EST, Tuesday July 10, 2007 (the “Termination Date”). All Series D Warrants shall be exercised by delivering a wire transfer of immediately available United States’ funds to Signature Bank, as escrow agent, as set forth below.  All such wire transfers for exercise of Series D Warrants must be received no later than the Termination Date.

Closing Date:

Immediately following the Termination Date, a closing (the “Closing”) with regard to the Financing will be held. Escrow Arrangements:  Pending Closing, the cash proceeds of the exercise of the Series D Warrants will be held in escrow pursuant to an escrow agreement by and among the Company, Midtown Partners & Co., LLC, and Signature Bank, as escrow agent.

Replacement Warrants:

Class E Common Stock Purchase Warrants, each warrant entitling the holder to purchase one (1) share of common stock, $.001 par value per share (“Common Stock”), of the Company. Investor shall be issued one (1) Replacement Warrant for each Series D Warrant exercised for cash prior to the Termination Date.  The Replacement Warrants shall be exercisable for a period of five (5) years from the date of issuance, shall be exercisable at a price equal to the Closing Bid Price on July 10, 2007, shall contain other customary rights, and shall be substantially upon the terms of the form of Warrant attached hereto as Exhibit B.  Investors shall also be granted piggy-back registration rights.

Series D Warrant Exercise Notices:

Series D Warrant exercise notices should be faxed to:

Michael Trudnak, CEO

Facsimile No.:  (703) 464-8530

Wiring Instructions:

Wires should be sent to:

Guardian Technologies International, Inc

c/o Signature Bank

Routing Number:  _________________________

Account Number:  _________________________

Trading Restrictions:

Investors and their affiliates will not trade in the Company’s common stock until the Company has filed a Current Report on Form 8-K regarding the Closing of the Financing.

Confidentiality:

This term sheet is confidential, and none of its provisions or terms shall be disclosed to anyone who is not a prospective purchaser of the securities contemplated herein, an officer or director of the Company or their agent, adviser or legal counsel, unless required by law.

Governing Law:

State of New York

Placement Agent:

Midtown Partners & Co., LLC, will act as the placement agent (“Placement Agent”) for the Offering pursuant to the terms of a Placement Agent Agreement with the Company.  The Placement Agent will receive sales commission equal to five and one-half percent (5.5%) of the cash proceeds received from Investors in the Financing and common stock purchase warrants to purchase a number of shares of Common Stock equal to five and one-half percent (5.5%) of the shares issuable upon exercise of the Warrants issued at the Closing. The warrants issued to the Placement Agent shall be upon the same terms as the Warrants issued in the Financing.

Notice of Intent to Exercise:

The undersigned hereby elects to purchase ________________ shares of Common Stock (at $0.7453 per share) of the Company pursuant to the terms of this Confidential Warrant Exercise Term Sheet as described above.  The undersigned understands that, upon receipt of this executed term sheet by the Company, it will be furnished additional documentation for completion and submission to the Company prior to the Closing and issuance of the Replacement Warrants.

Signature: ___________________________

 Date: _________________________________

Please fax this signature page and the initialed first page to the Company at (703) 464-8530, Attention: Michael W. Trudnak, CEO.